Others, net (Tables)	12 Months Ended
Dec. 31, 2025
Others, net
Schedule of components of other income and expense

	Year ended December 31,
	2023	2024	2025
	RMB	RMB	RMB
	(in thousands)

Government grants	71,503	44,658	21,279
Foreign exchange (losses)/gains, net	(11,061)	(12,213)	16,405
Gains/(losses) in derivatives	6,926	—	(8,736)
Others	(7,709)	(5,948)	6,598
Total	59,659	26,497	35,546